Exhibit 10.1

First Data Corporation

Senior Cash Pay Notes due 2015

Senior PIK Notes due 2015

unconditionally guaranteed as to the

payment of principal, premium,

if any, and interest by the

Guarantors

Registration Rights Agreement

September 24, 2008

Citibank, N.A.,

As Administrative Agent for the Lenders

referred to below

c/o Citigroup Global Markets Inc.

390 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

First Data Corporation, a Delaware Corporation (the “Company”), proposes to issue upon the terms set forth in the Loan Agreement (as defined herein) to the Lenders (as defined in the Loan Agreement) its Senior Cash Pay Notes due 2015 (the “Senior Cash Pay Notes”) and its Senior PIK Notes due 2015 (the “Senior PIK Notes” and, together with the Senior Cash Pay Notes, the “Senior Notes”), in each case upon exchange of a like aggregate principal amount of Loans (as defined in the Loan Agreement) for such Senior Notes pursuant to Section 2.14(b) of the Loan Agreement. The Senior Notes will be unconditionally guaranteed by the Guarantors (as defined herein). In satisfaction of a condition to the exchange of Loans for the Senior Notes, the Company and the Guarantors agree with the Administrative Agent (as defined herein) for the benefit of the Lenders and the other holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement (this “Agreement”), the following terms shall have the following respective meanings:

“Additional Interest” shall have the meaning assigned thereto in Section 2(d).

“Administrative Agent” shall mean Citibank, N.A., as administrative agent for the Lenders under the Loan Agreement.

“Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Senior Indenture, without giving effect to the provisions of this Agreement.

The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Business Day” shall have the meaning set forth in Rule 13e-4(a)(3) promulgated by the Commission under the Exchange Act, as the same may be amended or succeeded from time to time.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Company” shall have the meaning set forth in the preamble hereto.

“EDGAR System” means the EDGAR filing system of the Commission and the rules and regulations pertaining thereto promulgated by the Commission in Regulation S-T under the Securities Act and the Exchange Act, in each case as the same may be amended or succeeded from time to time (and without regard to format).

“Effective Time,” in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

“Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or Section 3(d)(iii) and the instructions set forth in the Notice and Questionnaire.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Exchange Date” shall mean the first date on which any Securities are issued.

“Exchange Offer” shall have the meaning assigned thereto in Section 2(b).

“Exchange Registration” shall have the meaning assigned thereto in Section 3(c).

“Exchange Registration Statement” shall have the meaning assigned thereto in Section 2(b).

“Exchange Securities” shall have the meaning assigned thereto in Section 2(b).

“Guarantors” shall have the meaning assigned thereto in the Senior Indenture.

The term “holder” shall mean each of the Lenders and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

“Lenders” means the Lenders (as defined in the Loan Agreement) that may acquire Registrable Securities upon exchange of their Loans (as defined in the Loan Agreement) as described in the initial paragraph hereof.

“Loan Agreement” shall mean the Senior Unsecured Interim Loan Agreement, dated as of September 24, 2007, (as amended and restated as of October 24, 2007, the “Amended Senior Unsecured Interim Loan Agreement”), as amended by the First Amendment to the Amended Senior Unsecured Interim Loan Agreement, dated as of June 19, 2008, among the Company, the Lenders party thereto, the Administrative Agent and the other agents party thereto.

“Material Adverse Effect” shall have the meaning set forth in Section 5(c).

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

“Participating Broker-Dealer” means a broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities.

The term “person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

“Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (i) in the circumstances contemplated by Section 2(b), the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(b) (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(b), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5 and 6 until resale of such Registrable Security has been effected within the 90-day period referred to in Section 2(b)); (ii) in the circumstances contemplated by Section 2(a) or Section 2(c), as applicable, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Senior Indenture; (iv) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Security shall cease to be outstanding.

“Registration Default” shall have the meaning assigned thereto in Section 2(d).

“Registration Default Period” shall have the meaning assigned thereto in Section 2(d).

“Registration Expenses” shall have the meaning assigned thereto in Section 4.

“Resale Period” shall have the meaning assigned thereto in Section 2(b).

“Restricted Holder” shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.

“Rule 144,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 430B” and “Rule 433” shall mean, in each case, such rule promulgated by the Commission under the Securities Act (or any successor provision), as the same may be amended or succeeded from time to time.

“Secondary Offer Registration Statement” shall mean the Shelf Registration Statement required to be filed by the Company pursuant to Section 2(a) or Section 2(c), as applicable. As used herein, references to a Secondary Offer Registration Statement in the singular shall, if applicable, be deemed to be in the plural.

“Secondary Offer Shelf Registration” shall mean the filing of a Secondary Offer Registration Statement.

“Securities” shall mean, collectively, the Senior Notes to be issued under the Senior Indenture for delivery to the Lenders pursuant to Section 2.14(b) of the Loan Agreement upon exchange of Loans (as defined in the Loan Agreement) in an equal principal amount, and securities issued in exchange therefor or in lieu thereof pursuant to the Senior Indenture. Each Security is entitled to the benefit of the guarantee provided by the Guarantors in the Senior Indenture (the “Guarantee”) and, unless the context otherwise requires, any reference herein to a “Security,” an “Exchange Security” or a “Registrable Security” shall include a reference to the related Guarantee.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Senior Indenture” shall mean the Senior Indenture, dated as of the date hereof, among the Company, the Guarantors and Wells Fargo Bank, National Association, as Trustee, governing the Senior Notes, as the same may be amended from time to time.

“Senior Cash Pay Notes” shall have the meaning set forth in the preamble hereto.

“Senior Notes” shall have the meaning set forth in the preamble hereto.

“Senior PIK Notes” shall have the meaning set forth in the preamble hereto.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(a).

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(a).

“Suspension Period” shall have the meaning assigned thereto in Section 2(a).

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Trustee” shall mean Wells Fargo Bank, National Association, as trustee under the Senior Indenture, together with any successors thereto in such capacity.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

2. Registration Under the Securities Act.

(a) Except as set forth in Section 2(b) below, the Company agrees to use its commercially reasonable efforts to file under the Securities Act, no later than 180 days after the Exchange Date, one or more “shelf” registration statements providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration,” and such registration statements, the “Shelf Registration Statement”). The Company agrees to use all commercially reasonable efforts to cause such Shelf Registration Statement to become or be declared effective as soon thereafter as practicable, but in any event, the Company agrees to cause the Shelf Registration Statement to become or be declared effective no later than 360 days after the Exchange Date. The Company agrees to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Exchange Date or such time as there are no longer any Registrable Securities outstanding. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder. The Company agrees, after the Effective Time of the Shelf Registration Statement and promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to use all commercially reasonable efforts to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement (whether by post-effective amendment thereto or by filing a prospectus pursuant to Rules 430B and 424(b) under the Securities Act identifying such holder), subject to Section 3(d)(iii). Notwithstanding anything to the contrary in this Section 2(a), upon notice to the Electing Holders, the Company may suspend the use or the effectiveness of such Shelf Registration Statement, or extend the time period in which it is required to file the Shelf Registration Statement, for one or more periods of up to 90 days in the aggregate in any 12-month period (a “Suspension Period”) if the Board of Directors of the Company determines that there is a valid business purpose for suspension of the Shelf Registration Statement; provided that the Company shall promptly notify the Electing Holders when the Shelf Registration Statement may once again be used or is effective.

(b) In lieu of filing or causing to become effective a Shelf Registration Statement pursuant to Section 2(a), the Company may elect to file under the Securities Act, one or more registration statements relating to an offer to exchange (such registration statements, together, the “Exchange Registration Statement,” and such offer, the “Exchange Offer”) any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company and guaranteed by the Guarantors, which debt securities and guarantees are substantially identical to the Securities and the related Guarantees, respectively (and are entitled to the benefits of a trust indenture which is substantially identical to the Senior Indenture or is the Senior Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for Additional Interest contemplated in Section 2(d) below (such new debt securities hereinafter called “Exchange Securities”). If the Company makes such election, the Company agrees to use all commercially reasonable efforts to cause the Exchange Registration Statement to become effective under the Securities Act no later than 360 days after the Exchange Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. If the Company makes such election, unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company further agrees to use all commercially reasonable efforts to (i) commence the Exchange Offer promptly following the Effective Time of such Exchange Registration Statement, (ii) hold the Exchange Offer open for at least 20 Business Days in accordance with Regulation 14E promulgated by the Commission under the Exchange Act, or longer, if required by the federal securities laws and (iii) exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn promptly following the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been “completed” only if: (i) the Exchange Securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and (ii) upon the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 20 Business Days following the commencement of the Exchange Offer. The Company agrees (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 90th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such holders that are broker-dealers shall have the benefit of the rights of indemnification and contribution set forth in Subsections 6(a), (c), (d) and (e).

(c) If the Company elects to file and cause to become effective an Exchange Registration Statement pursuant to Section 2(b) and (i) on or prior to the time the Exchange Offer is completed, existing law or Commission interpretations are changed such that the debt securities or the related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Effective Time of the Exchange Registration Statement is not within 360 days following the Exchange Date and the Exchange Offer has not been completed within 30 Business Days of such Effective Time or (iii) any holder of Registrable Securities notifies the Company prior to the 20th Business Day following the completion of the Exchange Offer that: (A) it is prohibited by law or Commission policy from participating in the Exchange Offer, (B) it may not resell the Exchange Securities to the public without delivering a prospectus and the prospectus supplement contained in the Exchange Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Securities acquired directly from the Company or an affiliate of the Company, then the Company and the Guarantors shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(b), file under the Securities Act no later than 30 days after the time such obligation to file arises (but no earlier than 360 days after the Exchange Date) one or more Shelf Registration Statements. The Company agrees to use all commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective no later than 90 days after such Shelf Registration Statement filing obligation arises (but no earlier than 360 days after the Exchange Date); provided that if at any time the Company is or becomes a “well-known seasoned issuer” (as defined in Rule 405) and is eligible to file an “automatic shelf registration statement” (as defined in Rule 405), then the Company and the Guarantors shall file the Exchange Registration Statement in the form of an automatic shelf registration statement. The Company agrees to use all commercially reasonable efforts to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Registrable Securities outstanding. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder. The Company agrees, after the Effective Time of the Shelf Registration Statement and promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to use all commercially reasonable efforts to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement (whether by post-effective amendment thereto or by filing a prospectus pursuant to Rules 430B and 424(b) under the Securities Act identifying such holder), subject to Section 3(d)(iii). Notwithstanding anything to the contrary in this Section 2(c), upon notice to the Electing Holders, the Company may suspend the use or the effectiveness of such Shelf Registration Statement, or extend the time period in which it is required to file the Shelf Registration Statement, for one or more Suspension Periods if the Board of Directors of the Company determines that there is a valid business purpose for suspension of the Shelf Registration Statement; provided that the Company shall promptly notify the Electing Holders when the Shelf Registration Statement may once again be used or is effective.

(d) In the event that (i) the Company and the Guarantors have not filed the Exchange Registration Statement or the Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a), Section 2(b) or Section 2(c), as applicable, or (ii) such Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a), Section 2(b) or Section 2(c), as applicable, or (iii) the Exchange Offer has not been completed within 30 Business Days after the Effective Time of the Exchange Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a), Section 2(b) or Section 2(c) is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein, including with respect to any Shelf Registration Statement, during any applicable Suspension Period in accordance with the last sentence of Section 2(a) or 2(c)) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), additional interest (“Additional Interest”), in addition to the Base Interest, shall accrue on the outstanding principal amount of the Registrable Securities at a per annum rate of 0.25% for the first 90 days of the Registration Default Period and at a per annum rate of 0.50% thereafter for the remaining portion of the Registration Default Period. Additional Interest shall accrue and be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may exist at such time. The accrual of Additional Interest shall be the exclusive monetary remedy available to the holders of Registrable Securities for any Registration Default.

(e) The Company shall take, and shall cause the Guarantors to take, all actions necessary or advisable to be taken by them to ensure that the transactions contemplated herein are effected as so contemplated, including all actions necessary or desirable to register the Guarantees under the registration statement contemplated in Section 2(a), Section 2(b) or Section 2(c), as applicable.

(f) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

3. Registration Procedures.

If the Company and the Guarantors file a registration statement pursuant to Section 2(a), Section 2(b) or Section 2(c), the following provisions shall apply:

(a) At or before the Effective Time of the Exchange Registration or the Shelf Registration, whichever may be first, the Company shall qualify the Senior Indenture under the Trust Indenture Act.

(b) In the event that such qualification would require the appointment of a new trustee under the Senior Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Senior Indenture.

(c) If the Company elects to file an Exchange Registration Statement pursuant to Section 2(b), in connection with the Company’s and the Guarantors’ obligations with respect to the registration of Exchange Securities as contemplated by Section 2(b) (the “Exchange Registration”), if applicable, the Company and the Guarantors shall:

(i) prepare and file with the Commission an Exchange Registration Statement on any form which may be utilized by the Company and the Guarantors and which shall permit the Exchange Offer and resales of Exchange Securities by Participating Broker-Dealers during the Resale Period to be effected as contemplated by Section 2(b), and use all commercially reasonable efforts to cause such Exchange Registration Statement to become effective no later than 360 days after the Exchange Date;

(ii) promptly prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(b) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each Participating Broker-Dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act, as such Participating Broker-Dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

(iii) promptly notify each Participating Broker-Dealer that has requested or received copies of the prospectus included in such Exchange Registration Statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information relating to such Exchange Registration Statement or prospectus, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose,

(F) the occurrence of any event that causes the Company to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(iv) in the event that the Company and the Guarantors would be required, pursuant to Section 3(c)(iii)(G), to notify any Participating Broker-Dealers holding Exchange Securities (except as otherwise permitted during any Suspension Period), promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(v) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(vi) use all commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(b) no later than the commencement of the Exchange Offer, to the extent required by such laws, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period, (C) take any and all other actions as may be reasonably necessary or advisable to enable each Participating Broker-Dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by Participating Broker-Dealers during the Resale Period; provided, however, that neither the Company nor the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(vii) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

(viii) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Exchange Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder); provided, however, that this requirement shall be deemed satisfied by the Company’s compliance with Section 4.03 of the Senior Indenture.

(d) In connection with the Company’s and the Guarantors’ obligations with respect to any Secondary Offer Shelf Registration, the Company and the Guarantors shall use all commercially reasonable efforts to cause the applicable Secondary Offer Registration Statement to permit the disposition of Registrable Securities by the holders thereof (subject to any applicable Suspension Period) in accordance with the intended method or methods of disposition thereof provided for in the applicable Secondary Offer Registration Statement. In connection therewith, the Company and the Guarantors shall:

(i) (A) prepare and file with the Commission, within the time periods specified in Section 2(a) and Section 2(c) hereof, as applicable, a Secondary Offer Registration Statement on any form which may be utilized by the Company and the Guarantors, which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the holders of the Registrable Securities as, from time to time, may be Electing Holders and (B) use all commercially reasonable efforts to cause each such Secondary Offer Registration Statement to become effective within the time periods specified in Section 2(a) and Section 2(c) hereof, as applicable;

(ii) mail the Notice and Questionnaire to the holders of Registrable Securities (A) not less than 30 days prior to the anticipated Effective Time of the Shelf Registration Statement or (B) in the case of an “automatic shelf registration statement” (as defined in Rule 405), mail the Notice and Questionnaire to the holders of Registrable Securities not later than the Effective Time of such Shelf Registration Statement, and in any such case no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless and until such holder has returned a completed and signed Notice and Questionnaire to the Company; provided, however, that holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holder to return a completed and signed Notice and Questionnaire to the Company;

(iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to (A) take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company and (B) nothing in this clause (iii) shall require the Company or the Guarantors to file a post-effective amendment to the Shelf Registration Statement more than once in any 30-day period in respect of filings made pursuant to Section 2(a) or once in any 45 day period in respect of filings made pursuant to Section 2(c); provided, however, that this clause (B) shall not be applicable for the last 60 days that the Shelf Registration Statement is effective;

(iv) as soon as practicable (A) prepare and file with the Commission such amendments and supplements to the Secondary Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Secondary Offer Registration Statement for the period specified in Section 2(a) and Section 2(c) hereof, as applicable, and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Secondary Offer Registration Statement and (B) furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on the Commission’s EDGAR System;

(v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Secondary Offer Registration Statement in accordance with the intended methods of disposition provided for therein by the Electing Holders;

(vi) provide a representative of the Electing Holders and not more than one counsel for all the Electing Holders, in each case designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities held by the Electing Holders at the time outstanding, the opportunity to participate in the preparation of such Secondary Offer Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

(vii) for a reasonable period prior to the filing of such Secondary Offer Registration Statement, and throughout the periods specified in Section 2(a) or Section 2(c) hereof, as applicable, make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of the respective counsel referred to in Section 3(d)(vi), to conduct a reasonable investigation within the meaning of

Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Electing Holders shall be conducted by one counsel designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities held by the Electing Holders at the time outstanding and any managing underwriter participating in the distribution of the Registrable Securities being sold; and provided further that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Secondary Offer Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Secondary Offer Registration Statement or the prospectus included therein or in an amendment to such Secondary Offer Registration Statement or an amendment or supplement to such prospectus in order that such Secondary Offer Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(viii) promptly notify each of the Electing Holders and any managing underwriter thereof and confirm such advice in writing, (A) when such Secondary Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Secondary Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto which are relevant to the Electing Holders or any managing underwriter, or any request by the Commission for amendments or supplements to such Secondary Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Secondary Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company set forth in Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) the occurrence of any event that causes the Company to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time when a prospectus is required to be delivered under the Securities Act, that such Secondary Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(ix) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Secondary Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(x) if requested by any managing underwriter or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such Electing Holder and any managing underwriter specifies should be included therein relating to the terms of the sale of such Registrable Securities including information with respect to the principal amount of Registrable Securities being sold by such Electing Holder or managing underwriter, the name and description of such Electing Holder or managing underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof and with respect to any other terms of the offering of the Registrable Securities to be sold by such Electing Holder or managing underwriter; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(xi) furnish to each managing underwriter, each Electing Holder and the respective counsel referred to in Section 3(d)(vi) an executed copy (or, in the case of an Electing Holder, a conformed copy) of such Secondary Offer Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Secondary Offer Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such underwriter or Electing Holder) and of the prospectus included in such Secondary Offer Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act to the extent such documents are not available through the Commission’s EDGAR System, and such other documents, as such underwriter or Electing Holder may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder or underwritten by such underwriter and to permit such Electing Holder and managing underwriter, if any, to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(e), the Company and the Guarantors hereby consent to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each underwriter and such

Electing Holder (in each case subject to any applicable Suspension Period), in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(xii) use all commercially reasonable efforts to (A) register or qualify the Registrable Securities to be included in such Secondary Offer Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder or managing underwriter shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(a) or Section 2(c), as applicable and for so long as may be necessary to enable any such Electing Holder or underwriter to complete its distribution of Registrable Securities pursuant to such Secondary Offer Registration Statement, (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder or underwriter to consummate the disposition in such jurisdictions of such Registrable Securities and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect such Secondary Offer Registration Statement or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities; provided, however, that neither the Company nor the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(xiii) unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, and which certificates shall not bear any restrictive legends;

(xiv) provide a CUSIP number for all Registrable Securities not later than the applicable Effective Time;

(xv) notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 9(h) and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and

(xvi) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Secondary Offer Registration Statement an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder); provided, however, that this requirement shall be deemed satisfied by the Company’s compliance with Section 4.03 of the Senior Indenture.

(e) In the event that the Company would be required, pursuant to Section 3(d)(viii)(G), to notify the Electing Holders, and the managing underwriters, if any, the Company shall promptly prepare and furnish to each of the Electing Holders and the managing underwriters, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder and each managing underwriter agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(G), such Electing Holder or managing underwriter shall forthwith discontinue the disposition of Registrable Securities pursuant to the Secondary Offer Registration Statement applicable to such Registrable Securities until such Electing Holder or managing underwriter shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder or managing underwriter shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Electing Holder’s or managing underwriter’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

(f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire as to which any Shelf Registration pursuant to Section 2(a) or Section 2(c) is being effected, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(g) Until the expiration of two years after the Closing Date, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement, or a valid exemption from the registration requirements, under the Securities Act.

(h) As a condition to its participation in the Exchange Offer, each holder of Registrable Securities shall furnish, upon the request of the Company, a written representation to the Company (which may be contained in the letter of transmittal or “agent’s message” transmitted via The Depository Trust Company’s Automated Tender Offer Procedures, in either case contemplated by the Exchange Registration Statement) to the effect that (A) it is not an “affiliate” of the Company, as defined in Rule 405 of the Securities Act, or if it is such an “affiliate,” it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (B) it is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer, (C) it is acquiring the Exchange Securities in its ordinary course of business, (D) if it is a broker-dealer that holds Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Securities acquired directly from the Company or any of its affiliates), it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by it in the Exchange Offer, (E) if it is a broker-dealer, that it did not purchase the Securities to be exchanged in the Exchange Offer from the Company or any of its affiliates, and (F) it is not acting on behalf of any person who could not truthfully and completely make the representations contained in the foregoing subclauses (A) through (E).

4. Registration Expenses.

The Company and the Guarantors, jointly and severally, agree to bear and to pay or cause to be paid promptly all expenses incident to the Company’s and the Guarantors’ performance of or compliance with this Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including reasonable fees and disbursements of counsel for the Electing Holders and any underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Registrable Securities, for offering and sale under the state securities and blue sky laws referred to in Section 3(d)(xii) and determination of their eligibility for investment under the laws of such jurisdictions as the Electing Holders or any underwriters may designate, including any reasonable fees and disbursements of counsel for the Electing Holders and any underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Registrable Securities for delivery and the expenses of printing or producing any selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of (including certificates representing the Registrable Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Registrable Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Senior Indenture, any agent of the Trustee and any counsel for the Trustee and of any custodian, (f) the Company’s internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (g) reasonable fees, disbursements and expenses of counsel and independent certified public accountants of the Company, (h) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company), (i) any fees charged by securities rating services for rating the Registrable Securities and (j) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder or any placement or sales agent therefore or underwriter thereof, the Company and the Guarantors shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all placement or agency fees and commissions and underwriting discounts and commissions, if any, and transfer taxes, if any, attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

5. [Reserved].

6. Indemnification and Contribution.

(a) Indemnification by the Company and the Guarantors. The Company and the Guarantors, jointly and severally, will indemnify and hold harmless each of the holders of any Registrable Securities included in an Exchange Registration Statement and each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement against any losses, claims, damages or liabilities, joint or several, to which such holder or such Electing Holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Secondary Offer Registration Statement, as the case may be, under which such series of Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Company to any such holder or such Electing Holder or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of any prospectus, in the light of the circumstances in which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such holder or Electing Holder expressly for use therein. The Company and the Guarantors will reimburse any such holder and such Electing Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred.

(b) Indemnification by the Holders. Each holder of any Registrable Securities included in an Exchange Registration Statement and each Electing Holder of Registrable Securities included in a Shelf Registration Statement, severally and not jointly, will (i) indemnify and hold harmless the Company, the Guarantors, and all other holders and Electing Holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company, the Guarantors or such other holders and Electing Holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Company to any such Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of any prospectus, in the light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or Electing Holder expressly for use therein, and (ii) reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.

(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or 6(b). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

(e) The obligations of the Company and the Guarantors under this Section 6 shall be in addition to any liability which the Company or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder and Electing Holder and each person, if any, who controls any holder or Electing Holder within the meaning of the Securities Act; and the obligations of the holders and Electing Holders contemplated by this Section 6 shall be in addition to any liability which the respective holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or any of the Guarantors (including any person who, with his consent, is named in any registration statement as about to become a director of the Company or any of the Guarantors) and to each person, if any, who controls the Company within the meaning of the Securities Act.

7. Underwritten Offerings.

Each holder of Registrable Securities hereby agrees with the Company and each other such holder that no holder of Registrable Securities may participate in any underwritten offering hereunder unless (a) the Company gives its prior written consent to such underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company, (c) each holder of Registrable Securities participating in such underwritten offering agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (d) each holder of Registrable Securities participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8. Rule 144.

The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any holder of Registrable Securities in connection with that holder’s sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

9. Miscellaneous.

(a) No Inconsistent Agreements. The Company and the Guarantors represent, warrant, covenant and agree that they have not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Agreement.

(b) [Reserved].

(c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at

First Data Corporation

6200 South Quebec Street

Greenwood Village, Colorado 80111

Fax No.: (303) 889-6615

Attention: General Counsel

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Ave. New York,

New York 10017

Facsimile No.: (212) 455-2502

Attention: Richard Fenyes, Esq.

and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

(e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Loan Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(g) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(h) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Senior Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company, the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding and, if any Loans are outstanding under the Loan Agreement, the Lenders holding at least a majority in aggregate principal amount of the Loans then outstanding thereunder. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(i) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any Business Day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Senior Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) and at the office of the Trustee under the Senior Indenture.

(j) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

(k) Severability. If any provision of this Agreement, or the application thereof in any circumstance, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Lenders, this letter and such acceptance hereof shall constitute a binding agreement between each of the Lenders, the Guarantors and the Company.

Very truly yours,

FIRST DATA CORPORATION

By:	/s/ Philip M. Wall
Name:	Philip M. Wall
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Registration Rights Agreement

The following entities, each as Guarantor:

ACHEX, INC.

ATLANTIC BANKCARD PROPERTIES CORPORATION

ATLANTIC STATES BANKCARD ASSOCIATION, INC.

B1 PTI SERVICES, INC.

BANKCARD INVESTIGATIVE GROUP INC.

BUSINESS OFFICE SERVICES, INC.

BUYPASS INCO CORPORATION

CALL INTERACTIVE HOLDINGS LLC

CALLTELESERVICES, INC.

CARDSERVICE DELAWARE, INC.

CARDSERVICE INTERNATIONAL, INC.

CESI HOLDINGS, INC.

CIFS CORPORATION

CIFS LLC

CONCORD COMPUTING CORPORATION

CONCORD CORPORATE SERVICES, INC.

CONCORD EFS FINANCIAL SERVICES, INC.

CONCORD EFS, INC.

CONCORD EMERGING TECHNOLOGIES, INC.

CONCORD EQUIPMENT SALES, INC.

CONCORD FINANCIAL TECHNOLOGIES, INC.

CONCORD NN, LLC

CONCORD ONE, LLC

CONCORD PAYMENT SERVICES, INC.

CONCORD PROCESSING, INC.

CONCORD TRANSACTION SERVICES, LLC

CREDIT PERFORMANCE INC.

CTS HOLDINGS, LLC

CTS, INC.

DDA PAYMENT SERVICES, LLC

DW HOLDINGS, INC.

EFS TRANSPORTATION SERVICES, INC.

EFTLOGIX, INC.

EPSF CORPORATION

FDC INTERNATIONAL INC.

FDFS HOLDINGS, LLC

FDGS HOLDINGS GENERAL PARTNER II, LLC

FDGS HOLDINGS, LLC

FDGS HOLDINGS, LP

FDMS PARTNER, INC.

FDR INTERACTIVE TECHNOLOGIES CORPORATION

FDR IRELAND LIMITED

FDR MISSOURI INC.

FDR SIGNET INC.

FDR SUBSIDIARY CORP.

FIRST DATA FINANCIAL SERVICES, L.L.C.

FIRST DATA AVIATION LLC

FIRST DATA CARD SOLUTIONS, INC.

FIRST DATA COMMERCIAL SERVICES HOLDINGS, INC.

FIRST DATA COMMUNICATIONS CORPORATION

FIRST DATA GOVERNMENT SOLUTIONS, INC.

FIRST DATA GOVERNMENT SOLUTIONS, LLC

FIRST DATA GOVERNMENT SOLUTIONS, LP

FIRST DATA INTEGRATED SERVICES INC.

FIRST DATA LATIN AMERICA INC.

FIRST DATA MERCHANT SERVICES CORPORATION

FIRST DATA MERCHANT SERVICES NORTHEAST, LLC

FIRST DATA MERCHANT SERVICES SOUTHEAST, L.L.C.

FIRST DATA MOBILE HOLDINGS, INC.

FIRST DATA PAYMENT SERVICES, LLC

FIRST DATA PITTSBURGH ALLIANCE PARTNER INC.

FIRST DATA PS ACQUISITION INC.

FIRST DATA REAL ESTATE HOLDINGS L.L.C.

FIRST DATA RESOURCES, LLC

FIRST DATA RETAIL ATM SERVICES L.P.

FIRST DATA SECURE LLC

FIRST DATA SOLUTIONS L.L.C.

FIRST DATA TECHNOLOGIES, INC.

FIRST DATA VOICE SERVICES

FIRST DATA, L.L.C.

FSM SERVICES INC.

FUNDSXPRESS FINANCIAL NETWORK, INC.

FUNDSXPRESS, INC.

FX SECURITIES, INC.

GIBBS MANAGEMENT GROUP, INC.

GIFT CARD SERVICES, INC.

H & F SERVICES, INC.

ICVERIFY INC.

IDLOGIX, INC.

INITIAL MERCHANT SERVICES, LLC

INSTANT CASH SERVICES, LLC

INTELLIGENT RESULTS, INC.

IPS INC.

JOT, INC.

LINKPOINT INTERNATIONAL, INC.

LOYALTYCO LLC

MAS INCO CORPORATION

MAS OHIO CORPORATION

MONEY NETWORK FINANCIAL, LLC

NATIONAL PAYMENT SYSTEMS INC.

NEW PAYMENT SERVICES, INC.

NPSF CORPORATION

PAYPOINT ELECTRONIC PAYMENT SYSTEMS, LLC

PAYSYS INTERNATIONAL, INC.

POS HOLDINGS, INC.

QSAT FINANCIAL, LLC

REMITCO LLC

SHARED GLOBAL SYSTEMS, INC.

SIZE TECHNOLOGIES, INC.

SOUTHERN TELECHECK, INC.

STAR NETWORKS, INC.

STAR PROCESSING, INC.

STAR SYSTEMS ASSETS, INC.

STAR SYSTEMS, INC.

STAR SYSTEMS, LLC

STRATEGIC INVESTMENT ALTERNATIVES LLC

SY HOLDINGS, INC.

TASQ CORPORATION

TASQ TECHNOLOGY, INC.

TAXWARE, LLC

TELECHECK ACQUISITION LLC

TELECHECK HOLDINGS, INC.

TELECHECK INTERNATIONAL, INC.

TELECHECK PITTSBURGH/WEST VIRGINIA, INC.

TRANSACTION SOLUTIONS HOLDINGS, INC.

TRANSACTION SOLUTIONS, LLC

UNIFIED MERCHANT SERVICES

UNIFIED PARTNER, INC.

VALUELINK, LLC

VIRTUAL FINANCIAL SERVICES, LLC

YCLIP, LLC

By:	/s/ Stanley J. Andersen
	Name:	Stanley J. Andersen
	Title:	Vice President and Assistant Secretary

The following entities, each as Guarantor:

FIRST DATA CAPITAL, INC.

FIRST DATA DIGITAL CERTIFICATES INC.

GRATITUDE HOLDINGS LLC

IPS HOLDINGS INC.

SAGEBRUSH HOLDINGS INC.

SAGETOWN HOLDINGS INC.

SAGEVILLE HOLDINGS LLC

SUREPAY REAL ESTATE HOLDINGS, INC.

TECHNOLOGY SOLUTIONS INTERNATIONAL, INC.

UNIBEX, LLC

By:	/s/ Stanley J. Andersen
	Name:	Stanley J. Andersen
	Title:	President

FDR LIMITED, as Guarantor

By:	/s/ Philip M. Wall
	Name:	Philip M. Wall
	Title:	Chief Financial Officer

The following entities, each as Guarantor:

TELECHECK SERVICES, INC.

TELECHECK ACQUISITION-MICHIGAN, LLC

By:	/s/ Stanley J. Andersen
Name:	Stanley J. Andersen
Title:	Assistant Secretary

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

By: Citibank, N.A.

By:	/s/ Caesar Wyszornirski
Name: Caesar Wyszornirski
Title: Vice President

As administrative agent for the Lenders under the Loan Agreement

Exhibit A

First Data Corporation

INSTRUCTION TO DTC PARTICIPANTS

(Date of Mailing)

URGENT - IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE: [DATE]*

The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the First Data Corporation (the “Company”) Senior Cash Pay Notes due 2015 and Senior PIK Notes due 2015 (collectively, the “Securities”) are held.

The Company and the Guarantors are in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact First Data Corporation, David R. Money, General Counsel, (303) 967-8000.

*	Not less than 28 calendar days from date of mailing.

First Data Corporation

Notice of Registration Statement

and

Selling Securityholder Questionnaire

(Date)

Reference is hereby made to the Exchange and Registration Rights Agreement (the “Exchange and Registration Rights Agreement”) among First Data Corporation (the “Company”), the Guarantors named therein and the Administrative Agent on behalf of the Lenders. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed or will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form [__] (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s Senior Cash Pay Notes due 2015 and Senior PIK Notes due 2015 (collectively, the “Securities”). A copy of the Exchange and Registration Rights Agreement has been filed as an exhibit to the Shelf Registration Statement and can be obtained from the Commission’s website at www.sec.gov. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Registrable Securities who do not properly complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term “Registrable Securities” is defined in the Exchange and Registration Rights Agreement.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto. In addition, the undersigned, by signing and returning this Notice and Questionnaire, represents and warrants that the representation set forth in Section 3(h) of the Exchange and Registration Rights Agreement is true and correct as of the date hereof.

Pursuant to the Exchange and Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, its officers who sign any Shelf Registration Statement, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the “Exchange Act”), against certain loses arising out of an untrue statement, or the alleged untrue statement, of a material fact in the Shelf Registration Statement or the related prospectus or the omission, or alleged omission, to state a material fact required to be stated in such Shelf Registration Statement or the related prospectus, but only to the extent such untrue statement or omission, or alleged untrue statement or omission, was made in reliance on and in conformity with the information provided in this Notice and Questionnaire.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)	(a)	Full legal name of Selling Securityholder:

_________________________________________________________________________________________

(b)		Full legal name of registered Holder (if not the same as in (a) above) of Registrable Securities listed in Item (3) below:

_________________________________________________________________________________________

(c)		Full legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

_________________________________________________________________________________________

(2)	Address for notices to Selling Securityholder:

_________________________________________________________________________________________
_________________________________________________________________________________________
_________________________________________________________________________________________

Telephone:

Fax:

Contact Person:

E-mail for Contact Person:

(3)	Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

	(a)	Principal amount of Registrable Securities beneficially owned:
CUSIP No(s). of such Registrable Securities:

	(b)	Principal amount of Securities other than Registrable Securities beneficially owned:
_________________________________________________________________________________________
CUSIP No(s). of such other Securities:

	(c)	Principal amount of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement:
CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

(4)	Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

State any exceptions here:

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

(5)	Individuals who exercise dispositive powers with respect to the Securities:

If the Selling Securityholder is not an entity that is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (a “Reporting Company”), then the Selling Securityholder must disclose the name of the natural person(s) who exercise sole or shared dispositive powers with respect to the Securities. Selling Securityholders should disclose the beneficial holders, not nominee holders or other such others of record. In addition, the Commission has provided guidance that Rule 13d-3 of the Securities Exchange Act of 1934 should be used by analogy when determining the person or persons sharing voting and/or dispositive powers with respect to the Securities.

(a)	Is the holder a Reporting Company?

Yes                      No

If “No”, please answer Item (5)(b).

(b)	List below the individual or individuals who exercise dispositive powers with respect to the Securities:

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

Please note that the names of the persons listed in (b) above will be included in the Shelf Registration Statement and related Prospectus.

(6)	Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

(7)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

Note: In no event may such method(s) of distribution take the form of an underwritten offering of Registrable Securities without the prior written agreement of the Company.

(8)	Broker-Dealers:

The Commission requires that all Selling Securityholders that are registered broker-dealers or affiliates of registered broker-dealers be so identified in the Shelf Registration Statement. In addition, the Commission requires that all Selling Securityholders that are registered broker-dealers be named as underwriters in the Shelf Registration Statement and related Prospectus, even if they did not receive the Registrable Securities as compensation for underwriting activities.

(a)	State whether the undersigned Selling Securityholder is a registered broker-dealer:

Yes                       No

(b)	If the answer to (a) is “Yes”, you must answer (i) and (ii) below, and (iii) below if applicable. Your answers to (a), (b), (c) and (d) may be included in the Shelf Registration Statement and related Prospectus.

(i)	Were the Securities acquired as compensation for underwriting activities?

Yes                       No

If you answered “Yes”, please provide a brief description of the transaction(s) in which the Securities were acquired as compensation:

(ii)	Were the Securities acquired for investment purposes?

Yes                       No

(iii)	If you answered “No” to both (i) and (ii), please explain the Selling Securityholder’s reason for acquiring the Securities:

_________________________________________________________________________________________

_________________________________________________________________________________________

_________________________________________________________________________________________

(c)	State whether the undersigned Selling Securityholder is an affiliate of a registered broker-dealer and, if so, list the name(s) of the broker-dealer affiliate(s):

Yes                       No

_________________________________________________________________________________________

_________________________________________________________________________________________

_________________________________________________________________________________________

(d)	If you answered “Yes” to question (c) above:

(i)	Did the undersigned Selling Securityholder purchase Registrable Securities in the ordinary course of business?

Yes                       No

If the answer is “No” to question (d)(i), provide a brief explanation of the circumstances in which the Selling Securityholder acquired the Registrable Securities:

_________________________________________________________________________________________

_________________________________________________________________________________________

_________________________________________________________________________________________

(ii)	At the time of the purchase of the Registrable Securities, did the undersigned Selling Securityholder have any agreements, understandings or arrangements, directly or indirectly, with any person to dispose of or distribute the Registrable Securities?

Yes                       No

If the answer is “Yes” to question (d)(ii), provide a brief explanation of such agreements, understandings or arrangements:

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

If the answer is “No” to Item (8)(d)(i) or “Yes” to Item (8)(d)(ii), you will be named as an underwriter in the Shelf Registration Statement and the related Prospectus.

(9)	Hedging and short sales:

(a)	State whether the undersigned Selling Securityholder has or will enter into “hedging transactions” with respect to the Registrable Securities:

Yes                       No

If “Yes”, provide below a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, including the extent to which such hedging transactions remain in place:

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

(b)	Set forth below is Interpretation A.65 of the Commission’s July 1997 Manual of Publicly Available Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Notice and Questionnaire, the undersigned Selling Securityholder will be deemed to be aware of the foregoing interpretation.

* * * * *

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act, particularly Regulation M (or any successor rule or regulation).

The Selling Securityholder hereby acknowledges its obligations under the Exchange and Registration Rights Agreement to indemnify and hold harmless the Company and certain other persons as set forth in the Exchange and Registration Rights Agreement.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide such additional information that the Company may reasonably request regarding such Selling Securityholder and the intended method of distribution of Registrable Securities in order to comply with the Securities Act. Except as otherwise provided in the Exchange and Registration Rights Agreement, all notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i) To the Company:
First Data Corporation
6200 South Quebec Street
Greenwood Village, Colorado 80111
Attention: [General Counsel]

(ii) With a copy to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: [ ]

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY’S COUNSEL AT:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention: [                    ]

Exhibit B

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

[Name of Trustee]

First Data Corporation

c/o [Name of Trustee]

[Address of Trustee]

Attention: Trust Officer

Re:	First Data Corporation (the “Company”)
Senior	Cash Pay Notes due 2015 and Senior PIK Notes due 2015

Dear Sirs:

Please be advised that                                               has transferred $                                         aggregate principal amount of the above-referenced Senior Notes pursuant to an effective Registration Statement on Form [            ] (File No. 333-             ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Senior Notes is named as a “Selling Holder” in the Prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Senior Notes transferred are the Senior Notes listed in such Prospectus opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)

B-1